Exhibit 99.1

Allison Transmission Announces Acquisition of Dana’s Off-Highway Business, Strengthening its Global Powertrain Capabilities

INDIANAPOLIS, June 11, 2025 – Allison Transmission Holdings Inc. (NYSE: ALSN) today announced it has entered into a definitive agreement to acquire the Off-Highway business of Dana Incorporated, a leading provider of drivetrain and propulsion solutions, for approximately $2.7 billion.

This acquisition aligns with Allison’s strategic priorities to expand its emerging markets footprint, enhance core technologies and deliver strong financial results. Upon completion of the transaction, Allison will be able to offer a wider range of commercial-duty powertrain and industrial solutions to more customers and end users worldwide.

“This acquisition marks a transformative milestone in our commitment to empowering our current and future customers with propulsion and drivetrain solutions that Improve the Way the World Works,” said David Graziosi, Allison Transmission Chair and CEO. “We look forward to harnessing this momentum to increase value for all of our stakeholders worldwide.”

Dana’s Off-Highway business operates in over 25 countries and serves a global customer base supported by approximately 11,000 employees. Providing solutions for a wide range of applications in construction, forestry, agriculture, specialty, aftermarket, industrial and mining segments, this business is recognized for its industry-leading powertrain technologies, encompassing axles, propulsion solutions and drivetrain components. Additionally, it specializes in hybrid and electric drive systems tailored to customer needs and is further distinguished by its global network of manufacturing facilities and technical centers.

“Dana’s off-highway business has long been committed to delivering innovative solutions for off-highway applications, and we are confident that under Allison’s ownership, the team will be well-positioned to continue that legacy,” said R. Bruce McDonald, Dana Chair and CEO. “This agreement represents a strategic opportunity to ensure the ongoing success of the business, while allowing Dana to focus on our core priorities. We look forward to seeing the off-highway business thrive under Allison’s leadership.”

The combined company will utilize its expanded global presence and technical expertise to realize new growth opportunities and develop differentiated solutions that meet customers’ evolving wants and needs. Allison will deploy a transition and integration process across the business that continues to support customers, employees, suppliers and partners.

Transaction Details

The acquisition of the Dana off-highway business is expected to be immediately accretive to Allison’s diluted earnings per share and is anticipated to generate annual run-rate synergies of approximately $120 million. Allison intends to finance the transaction using a combination of cash on the company’s balance sheet and debt. The acquisition was approved by both companies’ Boards of Directors, and it is expected to close late in the fourth quarter of 2025, pending customary regulatory approvals.

BofA Securities and KPMG LLP are serving as Allison’s financial and transaction advisors respectively, and Latham & Watkins LLP is serving as legal advisor. Barclays, BofA Securities and Citigroup provided committed financing in connection with the transaction. Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC are serving as Dana’s financial advisors. Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as Dana’s legal counsel. EY Corporate Finance is serving as Dana’s transaction advisor.

Allison will hold a call with analysts and investors at 8:45 a.m. EDT tomorrow, June 12, 2025 to discuss the benefits of this transaction. Participating in that call will be Dave Graziosi, Chair and CEO of Allison, Fred Bohley, Allison’s Chief Operating Officer, and Scott Mell, Allison’s Chief Financial Officer.

The dial-in phone number for the conference call is +1-877-425-9470, and the international dial-in number is +1-201-389-0878. A live webcast of the conference call will also be available online at https://ir.allisontransmission.com. Prior to the conference call, a slide presentation will be available in the Investors section of the Allison website. For those unable to participate in the conference call, a replay will be available from 1:00 p.m. EDT on June 12 until 11:59 p.m. EDT on June 26. The replay dial-in phone number is +1-844-512-2921, and the international replay dial-in number is +1-412-317-6671. The replay passcode is 13754279.

About Allison Transmission

Allison Transmission (NYSE: ALSN) is a leading designer and manufacturer of propulsion solutions for commercial and defense vehicles and the largest global manufacturer of medium- and heavy-duty fully automatic transmissions that Improve the Way the World Works. Allison products are used in a wide variety of applications, including on-highway vehicles (distribution, refuse, construction, fire and emergency), buses (school, transit and coach), motorhomes, off-highway vehicles and equipment (energy, mining, construction and agriculture applications) and defense vehicles (tactical wheeled and tracked). Founded in 1915, the company is headquartered in Indianapolis, Indiana, USA. With a presence in more than 150 countries, Allison has regional headquarters in the Netherlands, China and Brazil, manufacturing facilities in the USA, Hungary and India, as well as global engineering resources, including electrification engineering centers in Indianapolis, Indiana, Auburn Hills, Michigan and London in the United Kingdom. Allison also has approximately 1,600 independent distributor and dealer locations worldwide. For more information, visit allisontransmission.com.

Forward-Looking Statements

This press release contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: risks relating to the pending acquisition of the Off-Highway business of Dana Incorporated, including: that the acquisition may not be completed in a timely manner or at all; delays, unanticipated costs or restrictions resulting from regulatory review of the acquisition, including the risk that Allison may be unable to obtain governmental and regulatory approvals required for the acquisition or that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the acquisition; uncertainties associated with the acquisition may cause a loss of both companies’ management personnel and other key employees, and cause disruptions to both companies’ business relationships; the purchase agreement subjects Allison and Dana to restrictions on business activities prior to the effective time of the acquisition; Allison is expected to incur significant costs in connection with the acquisition and integration; litigation risks relating to the acquisition; the business and operations of the Off-Highway business of Dana may not be integrated successfully in the expected time frame; the acquisition may result in a loss of customers, vendors, and other business counterparties; and the combined company may fail to realize all of the anticipated benefits of the acquisition or fail to effectively manage its expanded operations; our participation in markets that are competitive; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs, including with respect to electric hybrid and fully electric commercial vehicles; increases in cost, disruption of supply or shortage of labor, freight, raw materials, energy or components used to manufacture or transport our products or those of our customers or suppliers, including as a result of geopolitical risks, wars and pandemics; global economic volatility; general economic and industry conditions, including the risk of recession; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers or suppliers; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; the concentration of our net sales in our top five customers and the loss of any one of these; the failure of markets outside North America to increase adoption of fully automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending; risks associated with our international operations, including acts of war and increased trade protectionism; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; risks related to our indebtedness; and other risks and uncertainties associated with our business described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this press release and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations and risks related to our indebtedness.

Contacts

Jackie Bolles

Executive Director, Treasury and Investor Relations

jacalyn.bolles@allisontransmission.com

(317) 242-7073

Media Relations

Media@allisontransmission.com

(317) 694-2065